UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

ALLIANCEBERNSTEIN GLOBAL

BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2013

Date of reporting period: September 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Bond Fund

September 30, 2013

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 13, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Bond Fund (the “Fund”) for the annual reporting period ended September 30, 2013.

Investment Objectives and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including U.S. and non-U.S. Government and corporate debt securities. The Fund’s investments may be denominated in local currency or U.S. dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

AllianceBernstein L.P. (the “Adviser”) will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the U.S. dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment grade fixed-income securities (commonly known as “junk bonds”).

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swaps.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Global Aggregate Bond Index (U.S. dollar hedged), for the six- and 12-month periods ended September 30, 2013.

All share classes of the Fund underperformed the benchmark for both the six- and 12-month periods. Country allocation and yield curve positioning (specifically in the 10-year area of the

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	1

U.S. yield curve, where yields rose most) were the primary detractors for both periods, during which global yields reversed direction and began to climb. Within the Fund’s country allocation, an overweight to the UK and U.S., both of which saw a meaningful rise in interest rates, detracted. An underweight to the euro area also hurt performance, as Europe began to emerge from the debt crisis that had plagued the region for several years. An underweight to Japan detracted for both periods as the new government led a fiscal reform agenda.

Overall security selection within the Fund was mixed during both periods. An underweight to peripheral Europe, which passed through a period of stress and had helped Fund performance in the past, detracted as Italy and Spain began to show some signs of recovery. Agency mortgage selection also detracted for both periods, as an underweight to medium- and high-coupon mortgage securities, which held up better than lower-coupon mortgages as rates began to climb, dampened performance. Conversely, selection within the Fund’s investment-grade corporate holdings contributed positively for both periods, particularly in the financial space. An allocation to high-yield corporates also helped for the year. Currency exposure was a meaningful positive for the 12-month period, helped most by an underweight to the Japanese yen.

The Fund utilized derivatives including futures, interest rate swaps and written options for hedging purposes, which added to returns during both periods; and purchased options for hedging purposes, which detracted from performance during both periods. Currency forwards were utilized during both periods to manage the Fund’s currency exposure.

Market Review and Investment Strategy

Global equity markets rose during the 12-month period ended September 30, 2013, while fixed-income capital markets were mixed by region and country. The policy direction of the U.S. Federal Reserve (the “Fed”) continued to be a primary driver of market behavior. In the weeks leading into September, the conventional wisdom was that the Fed was prepared to begin scaling back its massive bond-purchasing program at its mid-month meeting. However, defying market expectations, the Fed surprised investors by announcing that its reflationary policies would remain in place for at least another month and, quite possibly, into next year, bolstering market returns.

During the period, the European Central Bank and the Bank of Japan also reaffirmed their commitments to their respective stimulus programs amid data suggesting that the economic health of both regions was gradually improving. Also, encouraging data out of China suggested that economic growth was slowly rebounding in the world’s second-largest economy.

Even as the global economy and the world’s equity markets continued to recover, investor skittishness remained front and center. In this environment, the Global Fixed Income Investment Team (the “Team”) has recently been bringing risk closer to benchmark levels, notably by reducing currency risk. The Team

2	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

continues to have a well-diversified overweight position in U.S. dollar investment-grade corporates, with a more modest overweight in commercial mortgage-backed securities. The Fund is overweight in intermediate maturities, primarily in the U.S., taking advantage of the steepness of the curve. The Fund remains underweight peripheral Europe, specifically Italy, as well as Japan, inasmuch as the Team considers these areas to be unattractive.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Global Aggregate Bond Index (U.S. dollar hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Bond Fund
Class A	-3.40%	-1.21%

Class B*	-3.74%	-1.91%

Class C	-3.84%	-1.90%

Advisor Class**	-3.26%	-0.92%

Class R**	-3.57%	-1.56%

Class K**	-3.41%	-1.22%

Class I**	-3.23%	-0.87%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	-0.92%	0.54%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

9/30/03 TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Bond Fund Class A shares (from 9/30/03 to 9/30/13) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			2.24%
1 Year	-1.21%	-5.37%
5 Years	6.91%	5.98%
10 Years	6.28%	5.83%

Class B Shares			1.64%
1 Year	-1.91%	-4.78%
5 Years	6.16%	6.16%
10 Years(a)	5.84%	5.84%

Class C Shares			1.65%
1 Year	-1.90%	-2.86%
5 Years	6.14%	6.14%
10 Years	5.51%	5.51%

Advisor Class Shares†			2.63%
1 Year	-0.92%	-0.92%
5 Years	7.22%	7.22%
Since Inception‡	5.20%	5.20%

Class R Shares†			1.94%
1 Year	-1.56%	-1.56%
5 Years	6.60%	6.60%
Since Inception‡	4.62%	4.62%

Class K Shares†			2.24%
1 Year	-1.22%	-1.22%
5 Years	6.98%	6.98%
Since Inception‡	4.95%	4.95%

Class I Shares†			2.59%
1 Year	-0.87%	-0.87%
5 Years	7.24%	7.24%
Since Inception‡	5.24%	5.24%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.93%, 1.67%, 1.64%, 0.64%, 1.28%, 0.95% and 0.61% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2013.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

‡	Inception date: 11/5/2007.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.37%
5 Years	5.98%
10 Years	5.83%

Class B Shares
1 Year	-4.78%
5 Years	6.16%
10 Years(a)	5.84%

Class C Shares
1 Year	-2.86%
5 Years	6.14%
10 Years	5.51%

Advisor Class Shares†
1 Year	-0.92%
5 Years	7.22%
Since Inception‡	5.20%

Class R Shares†
1 Year	-1.56%
5 Years	6.60%
Since Inception‡	4.62%

Class K Shares†
1 Year	-1.22%
5 Years	6.98%
Since Inception‡	4.95%

Class I Shares†
1 Year	-0.87%
5 Years	7.24%
Since Inception‡	5.24%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

‡	Inception date: 11/5/2007.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$966.00	$4.53	0.92%
Hypothetical**	$1,000	$1,020.46	$4.66	0.92%
Class B
Actual	$1,000	$962.60	$8.02	1.63%
Hypothetical**	$1,000	$1,016.90	$8.24	1.63%
Class C
Actual	$1,000	$961.60	$7.97	1.62%
Hypothetical**	$1,000	$1,016.95	$8.19	1.62%
Advisor Class
Actual	$1,000	$967.40	$3.06	0.62%
Hypothetical**	$1,000	$1,021.96	$3.14	0.62%
Class R
Actual	$1,000	$964.30	$6.25	1.27%
Hypothetical**	$1,000	$1,018.70	$6.43	1.27%
Class K
Actual	$1,000	$965.90	$4.68	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%

10	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$967.70	$2.86	0.58%
Hypothetical**	$1,000	$1,022.16	$2.94	0.58%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	11

Expense Example

PORTFOLIO SUMMARY

September 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,266.3

*	All data are as of September 30, 2013. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.6% or less in the following security types: Agencies, Asset-Backed Securities, Bank Loans, Governments – Sovereign Agencies, Options Purchased – Calls and Supranationals

12	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio Summary

PORTFOLIO SUMMARY

September 30, 2013 (unaudited)

*	All data are as of September 30, 2013. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Bermuda, Chile, China, Colombia, Croatia, Denmark, India, Ireland, Italy, Luxembourg, Macau, Peru, Poland, Qatar, Russia, South Africa, South Korea, Spain, Supranational, Sweden, Switzerland, Turkey and United Arab Emirates.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	13

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2013

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 47.4%
Australia – 3.7%
Australia Government Bond Series 122 5.25%, 3/15/19	AUD	72,718	$74,546,502
Series 128 5.75%, 7/15/22		45,000	48,197,810

			122,744,312

Canada – 3.9%
Canadian Government Bond 1.25%, 9/01/18	CAD	115,000	108,418,523
2.75%, 6/01/22		20,000	19,869,133

			128,287,656

Finland – 4.2%
Finland Government Bond 3.375%, 4/15/20(a)	EUR	89,845	136,437,992

Germany – 5.4%
Bundesobligation Series 167 1.00%, 10/12/18		26,500	36,181,066
Bundesrepublik Deutschland 1.50%, 9/04/22		97,500	130,990,106
Series 2008 4.25%, 7/04/18		6,245	9,867,059

			177,038,231

Japan – 0.6%
Japan Government Twenty Year Bond Series 141 1.70%, 12/20/32	JPY	1,895,000	19,770,212

Mexico – 1.5%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	200,000	16,237,549
Series MI10 9.50%, 12/18/14		395,000	32,229,097

			48,466,646

Netherlands – 1.3%
Netherlands Government Bond 4.00%, 7/15/19(a)	EUR	26,530	41,278,366

Norway – 1.0%
Norway Government Bond Series 474 3.75%, 5/25/21	NOK	182,000	32,581,882

14	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Peru – 0.3%
Peruvian Government International Bond 7.84%, 8/12/20(a)	PEN	21,314	$8,859,200

United Kingdom – 10.9%
United Kingdom Gilt
1.00%, 9/07/17(a)	GBP	45,000	72,236,369
1.75%, 9/07/22(a)		26,010	39,436,283
3.25%, 1/22/44(a)		10,000	15,316,413
4.00%, 3/07/22(a)		59,100	107,540,935
4.25%, 12/07/40(a)		23,500	43,274,459
4.75%, 3/07/20(a)		41,500	78,703,778

			356,508,237

United States – 14.6%
U.S. Treasury Bonds
2.75%, 8/15/42	U.S.$	155	128,480
2.875%, 5/15/43		30	25,462
3.00%, 5/15/42		65	56,956
3.125%, 11/15/41-2/15/43		16,040	14,463,342
3.625%, 8/15/43		15,000	14,826,570
4.50%, 2/15/36		115	132,897
4.625%, 2/15/40		200	235,219
5.375%, 2/15/31		27,500	35,071,080
U.S. Treasury Notes
0.25%, 8/31/14		395	395,478
0.50%, 7/31/17		70	68,682
0.625%, 8/31/17		40	39,378
0.75%, 6/30/17		50	49,597
0.875%, 11/30/16-1/31/17		33,105	33,186,409
1.00%, 8/31/16		405	409,303
1.625%, 8/15/22		53,500	49,838,567
1.75%, 5/15/22		168,000	159,114,312
2.00%, 11/15/21		40	39,100
2.50%, 8/15/23		88,000	87,106,272
2.625%, 4/30/16		410	432,390
2.625%, 11/15/20(b)		78,093	81,216,720

			476,836,214

Total Governments – Treasuries (cost $1,518,651,367)			1,548,808,948

CORPORATES – INVESTMENT GRADES – 23.9%
Industrial – 10.9%
Basic – 0.9%
BHP Billiton Finance USA Ltd. 3.25%, 11/21/21		15	14,886

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dow Chemical Co/The 4.125%, 11/15/21	U.S.$	45	$45,934
7.375%, 11/01/29		1,615	2,030,740
8.55%, 5/15/19		3,000	3,826,122
Freeport-McMoRan Copper & Gold, Inc. 2.375%, 3/15/18(a)		40	38,658
Gerdau Trade, Inc. 4.75%, 4/15/23(a)(c)		5,300	4,722,110
5.75%, 1/30/21(a)		168	164,640
Glencore Funding LLC 2.50%, 1/15/19(a)		45	42,182
International Paper Co. 7.95%, 6/15/18		6,050	7,509,417
LYB International Finance BV 4.00%, 7/15/23		30	29,741
LyondellBasell Industries NV 5.75%, 4/15/24		5,435	6,078,645
Rio Tinto Finance USA PLC 2.25%, 12/14/18		35	34,509
Vale Overseas Ltd. 4.375%, 1/11/22(c)		6,466	6,229,629
Vale SA 5.625%, 9/11/42		35	30,529

			30,797,742

Capital Goods – 0.6%
Odebrecht Finance Ltd. 4.375%, 4/25/25(a)		9,945	8,582,754
Owens Corning 6.50%, 12/01/16(d)		2,943	3,284,862
Republic Services, Inc. 5.25%, 11/15/21		6,898	7,566,816
5.50%, 9/15/19		15	16,951

			19,451,383

Communications - Media – 1.6%
BSKYB Finance UK PLC 5.75%, 10/20/17(a)	GBP	3,977	7,336,105
CBS Corp. 5.75%, 4/15/20	U.S.$	475	532,885
8.875%, 5/15/19		7,309	9,343,394
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,689	2,381,026
Comcast Corp. 4.25%, 1/15/33		10,000	9,430,520
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 1.75%, 1/15/18		2,925	2,820,224
3.80%, 3/15/22		4,900	4,573,410

16	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.60%, 2/15/21	U.S.$	45	$45,145
4.75%, 10/01/14		1,560	1,621,316
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(e)		1,661	1,661,000
Myriad International Holdings BV 6.00%, 7/18/20(a)		5,287	5,570,958
News America, Inc. 3.00%, 9/15/22		1,968	1,844,158
Omnicom Group, Inc. 3.625%, 5/01/22		2,729	2,617,411
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		30	38,204
Time Warner Cable, Inc. 4.00%, 9/01/21		55	51,313
5.875%, 11/15/40		2,000	1,702,148
6.55%, 5/01/37		2,160	1,987,472

			53,556,689

Communications - Telecommunications – 1.6%
American Tower Corp. 5.05%, 9/01/20		5,800	6,016,311
AT&T, Inc. 4.45%, 5/15/21		4,259	4,472,870
5.35%, 9/01/40		45	43,675
5.80%, 2/15/19		2,937	3,382,649
Bell Canada 5.00%, 2/15/17(a)	CAD	5,900	6,169,840
British Telecommunications PLC 9.625%, 12/15/30(f)	U.S.$	5,972	8,843,266
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		6,870	6,470,331
Telecom Italia Capital SA 7.175%, 6/18/19		15	16,492
Telefonica Emisiones SAU 5.462%, 2/16/21		15	15,360
United States Cellular Corp. 6.70%, 12/15/33		1,910	1,853,903
Verizon Communications, Inc. 5.15%, 9/15/23		7,177	7,692,208
6.55%, 9/15/43		7,521	8,490,735
7.35%, 4/01/39		25	30,541
Vodafone Group PLC 6.15%, 2/27/37		30	32,790

			53,530,971

Consumer Cyclical - Automotive – 0.9%
BMW US Capital LLC 5.00%, 5/28/15	EUR	6,000	8,690,508

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Motor Credit Co. LLC 5.00%, 5/15/18	U.S.$	8,078	$8,849,861
5.875%, 8/02/21		2,415	2,684,581
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		4,647	4,899,523
6.80%, 6/15/18(a)		4,000	4,711,472

			29,835,945

Consumer Cyclical - Entertainment – 0.2%
Time Warner, Inc. 4.70%, 1/15/21		65	69,468
7.625%, 4/15/31		5,000	6,223,215
Viacom, Inc. 5.625%, 9/15/19		10	11,339

			6,304,022

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 2.50%, 3/01/18		40	39,604
4.25%, 3/01/22		3,300	3,250,081

			3,289,685

Consumer Cyclical - Retailers – 0.3%
Dollar General Corp. 3.25%, 4/15/23		7,200	6,557,033
Gap Inc/The 5.95%, 4/12/21		35	38,780
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		4,148	4,112,352

			10,708,165

Consumer Non-Cyclical – 1.0%
AbbVie, Inc. 1.75%, 11/06/17		10	9,918
Actavis, Inc. 3.25%, 10/01/22		3,014	2,825,658
Ahold Finance USA LLC 6.875%, 5/01/29		5,850	6,941,253
Alicorp SAA 3.875%, 3/20/23(a)		3,260	2,894,884
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		10,015	12,470,267
Kroger Co. (The) 3.40%, 4/15/22		788	767,041
Laboratory Corp. of America Holdings 2.20%, 8/23/17		2,109	2,109,791
Reynolds American, Inc. 3.25%, 11/01/22		3,874	3,566,110
Tyson Foods, Inc. 4.50%, 6/15/22		16	16,607

			31,601,529

18	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 1.7%
Anadarko Petroleum Corp. 5.95%, 9/15/16	U.S.$	2,863	$3,214,805
6.45%, 9/15/36		25	28,711
Apache Corp. 6.90%, 9/15/18		2,950	3,604,667
CNOOC Curtis Funding No 1 Pty Ltd. 4.50%, 10/03/23(a)		2,055	2,070,803
Encana Corp. 3.90%, 11/15/21		60	60,134
Marathon Petroleum Corp. 5.125%, 3/01/21		15	16,195
Nabors Industries, Inc. 5.10%, 9/15/23(a)		5,000	5,059,270
Noble Energy, Inc. 8.25%, 3/01/19		6,280	7,847,670
Noble Holding International Ltd. 4.90%, 8/01/20		520	548,099
Phillips 66 4.30%, 4/01/22		12,784	13,032,738
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)(c)		4,758	4,690,974
Southwestern Energy Co. 4.10%, 3/15/22		2,200	2,200,392
Transocean, Inc. 3.80%, 10/15/22		45	42,372
6.375%, 12/15/21		5,500	6,113,624
6.50%, 11/15/20		3,750	4,185,923
Valero Energy Corp. 6.125%, 2/01/20		20	22,996
Weatherford International Ltd./Bermuda 6.00%, 3/15/18		2,631	2,949,359
9.625%, 3/01/19		45	56,655

			55,745,387

Technology – 0.7%
Agilent Technologies, Inc. 5.00%, 7/15/20		1,040	1,119,928
Baidu, Inc. 2.25%, 11/28/17		1,755	1,726,206
Hewlett-Packard Co. 4.65%, 12/09/21		15	14,732
Intel Corp. 4.80%, 10/01/41		20	19,163
Motorola Solutions, Inc. 3.50%, 3/01/23		25	23,341
Oracle Corp. 5.75%, 4/15/18		8,987	10,466,170

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22	U.S.$	8,140	$7,960,920
Total System Services, Inc. 2.375%, 6/01/18		20	19,511
Xerox Corp. 8.25%, 5/15/14		10	10,452

			21,360,423

Transportation - Airlines – 0.5%
Southwest Airlines Co. 5.25%, 10/01/14		3,015	3,134,593
5.75%, 12/15/16		4,819	5,372,520
Southwest Airlines Co. Pass Through Trust Series 07-1 6.15%, 8/01/22		6,434	7,367,427

			15,874,540

Transportation - Railroads – 0.4%
Burlington Northern Santa Fe LLC 4.95%, 9/15/41		6,713	6,542,302
Canadian Pacific Railway Co. 6.50%, 5/15/18		1,276	1,505,153
CSX Corp. 6.25%, 3/15/18		5,000	5,856,285

			13,903,740

Transportation - Services – 0.4%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		5,375	5,483,526
4.625%, 9/23/20(a)		1,501	1,501,668
Ryder System, Inc. 5.85%, 11/01/16		4,332	4,824,085
7.20%, 9/01/15		20	22,190

			11,831,469

			357,791,690

Financial Institutions – 10.5%
Banking – 7.3%
Akbank TAS 3.875%, 10/24/17(a)		8,485	8,251,662
Bank of America Corp. 3.30%, 1/11/23		4,600	4,309,096
3.875%, 3/22/17		10,000	10,635,910
5.875%, 2/07/42		2,896	3,215,377
Series L 5.65%, 5/01/18		125	141,066
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	3,145	4,873,085
BBVA Banco Continental SA 5.00%, 8/26/22(a)(c)	U.S.$	4,224	4,078,571
BNP Paribas SA 4.73%, 4/12/16(a)	EUR	10,500	14,382,486

20	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital One Financial Corp. 4.75%, 7/15/21	U.S.$	25	$26,453
Citigroup, Inc. 4.50%, 1/14/22		125	131,004
5.875%, 1/30/42		5,217	5,800,516
Compass Bank 5.50%, 4/01/20		15	14,986
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		3,962	3,801,400
Credit Suisse AG 6.50%, 8/08/23(a)		5,199	5,344,048
Danske Bank A/S 5.684%, 2/15/17	GBP	3,580	5,752,194
DNB Bank ASA 4.75%, 3/08/22(a)	EUR	8,391	12,149,634
Fifth Third Bancorp 3.50%, 3/15/22	U.S.$	15	14,819
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		10,600	11,751,616
Series D 6.00%, 6/15/20		135	153,292
HSBC Holdings PLC 4.00%, 3/30/22		8,000	8,140,064
5.10%, 4/05/21		65	71,600
6.50%, 9/15/37		2,617	2,966,032
ING Bank NV 2.00%, 9/25/15(a)		6,300	6,377,466
3.75%, 3/07/17(a)		8,070	8,475,921
JPMorgan Chase & Co. 4.40%, 7/22/20		75	79,390
4.50%, 1/24/22		11,344	11,832,949
JPMorgan Chase Bank NA 0.889%, 5/31/17(d)	EUR	950	1,264,002
Lloyds TSB Bank PLC 11.875%, 12/16/21(a)		5,155	8,560,513
Macquarie Bank Ltd. 5.00%, 2/22/17(a)	U.S.$	607	661,994
Macquarie Group Ltd. 4.875%, 8/10/17(a)		2,595	2,793,463
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		9,586	11,271,056
Morgan Stanley 5.625%, 9/23/19		6,900	7,699,876
10.09%, 5/03/17(a)	BRL	13,035	5,675,574
Series G 5.50%, 7/28/21	U.S.$	110	120,305
Murray Street Investment Trust I 4.647%, 3/09/17		765	815,869

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

National City Bank/Cleveland OH 5.80%, 6/07/17	U.S.$	4,925	$5,577,833
Nordea Bank AB 4.875%, 5/13/21(a)		5,865	6,086,603
PNC Funding Corp. 5.125%, 2/08/20		50	55,617
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)		5,000	5,075,000
Royal Bank of Scotland PLC (The) 5.625%, 8/24/20		40	44,165
9.50%, 3/16/22(a)		5,300	6,102,420
Santander Issuances SA Unipersonal Series 23 6.50%, 7/27/19(a)	EUR	5,150	7,123,939
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(a)	U.S.$	1,271	1,293,243
Societe Generale SA 5.75%, 4/20/16(a)		1,856	2,005,237
Standard Chartered PLC 4.00%, 7/12/22(a)		5,151	5,201,995
State Street Corp. 3.10%, 5/15/23		3,440	3,208,560
Svenska Handelsbanken AB 2.875%, 4/04/17		8,000	8,326,768
UBS AG/Jersey 4.28%, 4/15/15	EUR	7,000	9,540,312
UBS AG/Stamford CT 7.625%, 8/17/22	U.S.$	3,671	4,058,522
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		3,202	3,334,544

			238,668,047

Brokerage – 0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16		8,480	8,505,627

Finance – 0.6%
General Electric Capital Corp. 2.30%, 4/27/17		12,650	12,978,078
4.65%, 10/17/21		15	15,986
Series G 5.625%, 5/01/18		2,900	3,327,564
HSBC Finance Corp. 6.676%, 1/15/21		1,894	2,162,868

			18,484,496

Insurance – 1.9%
Aflac, Inc. 8.50%, 5/15/19		3,400	4,394,531
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		5	5,809

22	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

American International Group, Inc. 3.375%, 8/15/20	U.S.$	6,800	$6,804,141
3.80%, 3/22/17		70	74,446
6.82%, 11/15/37		1,378	1,656,491
Coventry Health Care, Inc. 5.95%, 3/15/17		2,205	2,499,729
6.125%, 1/15/15		835	889,699
6.30%, 8/15/14		2,830	2,963,505
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,494	1,893,234
Hartford Financial Services Group, Inc. 5.125%, 4/15/22		2,940	3,217,736
6.30%, 3/15/18		2,296	2,656,043
Humana, Inc. 6.45%, 6/01/16		442	496,709
7.20%, 6/15/18		15	17,967
Lincoln National Corp. 8.75%, 7/01/19		2,963	3,839,366
Markel Corp. 7.125%, 9/30/19		1,430	1,708,887
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		5	7,240
MetLife, Inc. 3.048%, 12/15/22		30	28,600
4.75%, 2/08/21		2,840	3,105,216
Muenchener Rueckversicherungs AG 6.25%, 5/26/42(a)	EUR	4,300	6,765,351
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	4,660	6,422,030
Prudential Financial, Inc. 5.625%, 6/15/43		6,525	6,145,767
Torchmark Corp. 9.25%, 6/15/19		3,400	4,441,056
UnitedHealth Group, Inc. 6.00%, 2/15/18		1,565	1,824,069
WellPoint, Inc. 3.30%, 1/15/23		15	14,139
XL Group PLC 5.25%, 9/15/14		20	20,840

			61,892,601

Other Finance – 0.1%
ORIX Corp. 4.71%, 4/27/15		2,824	2,965,409

REITS – 0.3%
Duke Realty LP 6.75%, 3/15/20		2,135	2,467,509
EPR Properties 7.75%, 7/15/20		4,389	4,963,231

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ERP Operating LP 5.25%, 9/15/14	U.S.$	30	$31,265
HCP, Inc. 5.375%, 2/01/21		3,219	3,502,449
6.70%, 1/30/18		35	40,755
Health Care REIT, Inc. 5.25%, 1/15/22		35	37,402
Healthcare Realty Trust, Inc. 6.50%, 1/17/17		20	22,443

			11,065,054

			341,581,234

Utility – 2.1%
Electric – 0.5%
CenterPoint Energy, Inc. 6.50%, 5/01/18		1,665	1,964,019
CMS Energy Corp. 5.05%, 3/15/22		2,595	2,779,608
Constellation Energy Group, Inc. 5.15%, 12/01/20		1,224	1,325,310
Enersis SA/Cayman Island 7.375%, 1/15/14		20	20,320
Integrys Energy Group, Inc. 6.11%, 12/01/66		4,500	4,545,000
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		30	33,561
Pacific Gas & Electric Co. 4.50%, 12/15/41		15	13,720
TECO Finance, Inc. 4.00%, 3/15/16		315	334,234
5.15%, 3/15/20		2,970	3,238,663
Union Electric Co. 6.70%, 2/01/19		2,019	2,435,011
Wisconsin Electric Power Co. 4.25%, 12/15/19		35	39,094

			16,728,540

Natural Gas – 1.6%
CenterPoint Energy Resources Corp. 4.50%, 1/15/21		1,460	1,585,618
DCP Midstream LLC 5.35%, 3/15/20(a)		1,515	1,622,476
9.75%, 3/15/19(a)		1,910	2,433,327
Energy Transfer Partners LP 4.90%, 2/01/24		6,500	6,605,365
6.125%, 2/15/17		30	33,936
Enterprise Products Operating LLC 5.20%, 9/01/20		50	55,639
GDF Suez 1.625%, 10/10/17(a)		2,965	2,952,666

24	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kinder Morgan Energy Partners LP
2.65%, 2/01/19	U.S.$	3,657	$3,631,821
3.50%, 9/01/23		2,783	2,594,697
3.95%, 9/01/22		1,116	1,097,259
4.15%, 3/01/22		1,959	1,969,005
Nisource Finance Corp. 6.80%, 1/15/19		7,815	9,209,688
ONEOK, Inc. 4.25%, 2/01/22		35	32,735
Sempra Energy 6.50%, 6/01/16		5,700	6,473,661
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)(c)		6,500	6,469,144
TransCanada PipeLines Ltd. 6.35%, 5/15/67		15	15,479
Williams Cos., Inc. (The) 3.70%, 1/15/23		35	31,610
Williams Partners LP 4.00%, 11/15/21		2,603	2,564,377
5.25%, 3/15/20		1,000	1,078,248

			50,456,751

			67,185,291

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
CNOOC Finance 2013 Ltd. 1.75%, 5/09/18		1,699	1,642,527
Electricite de France SA 5.25%, 1/29/23(a)		7,903	7,448,578
Gazprom OAO Via Gaz Capital SA 9.25%, 4/23/19(a)		2,546	3,132,089

			12,223,194

Total Corporates – Investment Grades (cost $742,367,685)			778,781,409

MORTGAGE PASS – THROUGHS – 8.5%
Agency Fixed Rate 30-Year – 6.5%
Federal Home Loan Mortgage Corp. Gold 4.50%, 10/01/39		139	148,168
Federal National Mortgage Association 3.00%, 10/01/43, TBA		30,516	29,810,716
3.50%, 7/01/43		154	157,629
3.50%, 10/01/43, TBA		90,461	92,086,374
4.00%, 10/01/43, TBA		75,000	78,667,965
5.00%, 12/01/39		64	70,915
5.50%, 9/01/36-5/01/38		10,008	10,887,794
Series 2005 5.50%, 2/01/35		63	68,630

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007
5.50%, 9/01/36-8/01/37	U.S.$	74	$80,749
Series 2008
5.50%, 3/01/37		22	24,255

			212,003,195

Agency Fixed Rate 15 - Year – 2.0%
Federal National Mortgage Association 3.00%, 10/01/28, TBA		62,000	64,189,375

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. 2.385%, 11/01/35(d)		21	22,720
Federal National Mortgage Association Series 2007 2.362%, 10/01/37(d)		11	11,280

			34,000

Total Mortgage Pass-Throughs (cost $269,576,361)			276,226,570

CORPORATES – NON-INVESTMENT GRADES – 4.8%
Industrial – 3.0%
Basic – 0.1%
Calcipar SA 6.875%, 5/01/18(a)		876	913,230
Eagle Spinco, Inc. 4.625%, 2/15/21(a)		1,038	996,480

			1,909,710

Capital Goods – 0.4%
B/E Aerospace, Inc. 5.25%, 4/01/22		6,700	6,649,750
Ball Corp. 5.00%, 3/15/22		4,800	4,656,000
Sealed Air Corp. 5.25%, 4/01/23(a)		2,979	2,822,602

			14,128,352

Communications - Media – 0.8%
Clear Channel Communications, Inc. 9.00%, 12/15/19		92	90,160
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20		4,475	4,620,437
DISH DBS Corp. 5.00%, 3/15/23		3,500	3,246,250
Intelsat Jackson Holdings SA 5.50%, 8/01/23(a)		7,000	6,545,000

26	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Quebecor Media, Inc. 5.75%, 1/15/23	U.S.$	3,754	$3,538,145
Sirius XM Radio, Inc. 4.625%, 5/15/23(a)		3,635	3,316,938
Virgin Media Secured Finance PLC 5.25%, 1/15/21		2,523	2,460,664
6.00%, 4/15/21(a)	GBP	882	1,438,579

			25,256,173

Communications - Telecommunications – 0.4%
MetroPCS Wireless, Inc. 6.625%, 4/01/23(a)	U.S.$	3,200	3,208,000
Sprint Corp. 7.875%, 9/15/23(a)		3,500	3,570,000
tw telecom holdings, Inc. 6.375%, 9/01/23(a)		5,372	5,345,140

			12,123,140

Consumer Cyclical - Automotive – 0.0%
Dana Holding Corp. 6.00%, 9/15/23		1,318	1,308,115

Consumer Cyclical - Other – 0.1%
Choice Hotels International, Inc. 5.75%, 7/01/22		305	315,675
MCE Finance Ltd. 5.00%, 2/15/21(a)		3,500	3,377,500

			3,693,175

Consumer Non-Cyclical – 0.6%
Boparan Finance PLC 9.875%, 4/30/18(a)	GBP	3,300	5,849,895
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(a)	EUR	2,300	3,329,364
HCA, Inc. 4.75%, 5/01/23	U.S.$	3,500	3,294,375
Sun Merger Sub, Inc. 5.875%, 8/01/21(a)		7,681	7,786,614

			20,260,248

Energy – 0.6%
Cimarex Energy Co. 5.875%, 5/01/22		2,296	2,318,960
Denbury Resources, Inc. 4.625%, 7/15/23		3,647	3,337,005
Linn Energy LLC/Linn Energy Finance Corp. 6.75%, 11/01/19(a)(f)		3,340	3,147,950
Offshore Group Investment Ltd. 7.125%, 4/01/23		7,916	7,718,100

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SandRidge Energy, Inc. 8.125%, 10/15/22	U.S.$	3,160	$3,191,600

			19,713,615

			98,392,528

Financial Institutions – 1.1%
Banking – 0.6%
Bank of America Corp. Series U 5.20%, 6/01/23		7,302	6,389,250
Barclays Bank PLC 7.625%, 11/21/22		4,641	4,600,391
DNB Bank ASA 6.012%, 3/29/17(a)	GBP	266	443,331
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	4,145	4,332,769
Societe Generale SA 5.922%, 4/05/17(a)		3,433	3,501,660

			19,267,401

Finance – 0.1%
SLM Corp. 7.25%, 1/25/22		2,620	2,665,850
8.00%, 3/25/20		410	442,800

			3,108,650

Insurance – 0.2%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		4,072	4,214,520
ING Groep NV 5.775%, 12/08/15		2,280	2,308,500

			6,523,020

Other Finance – 0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		5,499	5,975,138
iPayment, Inc. 10.25%, 5/15/18		2,630	1,867,300

			7,842,438

			36,741,509

Utility – 0.7%
Electric – 0.4%
FirstEnergy Corp. Series B 4.25%, 3/15/23		8,500	7,773,488
Series C 7.375%, 11/15/31		4,110	4,151,803

			11,925,291

28	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.3%
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20	U.S.$	3,511	$3,616,330
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.50%, 7/15/23		4,462	4,205,435
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23(a)		935	846,175

			8,667,940

			20,593,231

Total Corporates – Non-Investment Grades (cost $157,189,461)			155,727,268

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.9%
Non-Agency Fixed Rate CMBS – 2.5%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47		54	58,986
Series 2006-5, Class A4 5.414%, 9/10/47		60	65,771
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.951%, 3/15/49		23	25,429
Series 2006-C4, Class A3 5.951%, 3/15/49		9,100	9,956,092
Series 2007-C6, Class A4 5.885%, 12/10/49		14,000	15,832,138
Comm Mortgage Trust Series 2006-C8, Class AJ 5.377%, 12/10/46		5,687	5,355,594
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,635	2,889,462
Series 2013-CR6, Class A2 2.122%, 3/10/46		80	80,446
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		4,500	4,370,977
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class A3 5.993%, 6/15/38		45	48,725
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39		10,910	11,908,112

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GE Commercial Mortgage Corp. Series 2006-C1, Class AJ 5.458%, 3/10/44	U.S.$	1,218	$1,177,821
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		6,547	7,243,812
Series 2007-GG9, Class AM 5.475%, 3/10/39		3,619	3,813,656
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A1A 5.431%, 6/12/47		86	95,498
Series 2007-CB20, Class A1A 5.746%, 2/12/51		7,418	8,308,053
Series 2007-LD11, Class A4 6.002%, 6/15/49		20	22,495
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		82	91,611
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		6,857	7,079,050
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		25	24,955
Series 2006-C2, Class A1A 5.739%, 8/12/43		26	28,975
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		101	110,264
Series 2007-9, Class A4 5.70%, 9/12/49		65	72,748
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.816%, 6/11/42		62	70,309
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		15	14,384
Series 2012-C4, Class A5 2.85%, 12/10/45		30	27,995
Wachovia Bank Commercial Mortgage Trust Series 2005-C22, Class AJ 5.555%, 12/15/44		1,325	1,320,329
Series 2006-C25, Class A1A 5.91%, 5/15/43		70	75,898
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		40	38,746

			80,208,331

30	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.3%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20	U.S.$	10,273	$10,756,524

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)(f)		4,825	4,590,990

Total Commercial Mortgage-Backed Securities (cost $93,152,199)			95,555,845

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.5%
Non-Agency Fixed Rate – 1.7%
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		9,088	8,302,259
Series 2007-AR4, Class 1A1A 5.591%, 3/25/37		1,573	1,419,732
Countrywide Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 6/25/36		4,659	3,754,068
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		3,832	3,206,780
Series 2007-13, Class A2 6.00%, 6/25/47		5,275	4,234,419
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 2.797%, 9/25/47		1,657	1,356,173
Credit Suisse Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		3,601	3,142,543
First Horizon Alternative Mortgage Securities Trust Series 2006-AA5, Class A1 2.233%, 9/25/36		2,039	1,604,820
Series 2006-AA7, Class A1 2.29%, 1/25/37		2,722	2,012,881
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		2,009	1,812,784
Residential Accredit Loans, Inc. Series 2005-QA7, Class A21 3.079%, 7/25/35		2,586	2,275,608

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005-QS14, Class 3A1 6.00%, 9/25/35	U.S.$	5,610	$5,303,966
Series 2006-QS2, Class 1A8 6.00%, 2/25/36		7,015	5,699,764
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.791%, 12/28/37		8,278	7,290,063
Series 2007-AR8, Class A1 5.942%, 11/25/37		4,022	3,545,255

			54,961,115

Non-Agency Floating Rate – 0.8%
First Horizon Alternative Mortgage Securities Trust 2007-FA2 Series 2007-FA2, Class 1A10 0.429%, 4/25/37(d)		1,930	1,169,567
Series 2007-FA2, Class 1A5 0.479%, 4/25/37(d)		2,186	1,329,619
IndyMac Index Mortgage Loan Trust Series 2007-FLX3, Class A1 0.419%, 6/25/37(d)		2,982	2,465,750
Luminent Mortgage Trust Series 2006-6, Class A1 0.379%, 10/25/46(d)		8,162	6,679,462
Residential Accredit Loans, Inc. Series 2006-QO6, Class A2 0.409%, 6/25/46(d)		2,079	892,360
Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.329%, 7/25/23(d)		4,500	4,700,250
Washington Mutual Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 0.853%, 2/25/47(d)		8,037	6,318,591
Series 2007-OA4, Class A1A 0.923%, 4/25/47(d)		3,783	2,519,377

			26,074,976

Agency Fixed Rate – 0.0%
Freddie Mac Series 4119, Class LI 3.50%, 6/15/39(g)		6,850	1,177,686

Total Collateralized Mortgage Obligations (cost $81,306,090)			82,213,777

COVERED BONDS – 2.5%
Abbey National Treasury Services PLC/London 4.25%, 4/12/21(a)	EUR	8,100	12,689,813

32	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Banco Bilbao Vizcaya Argentaria SA 3.25%, 1/24/16	EUR	6,000	$8,413,431
Bank of Scotland PLC 4.75%, 6/08/22		9,500	15,512,712
BNP Paribas Home Loan SFH 2.20%, 11/02/15(a)	U.S.$	9,054	9,289,404
Caisse Francaise de Financement Local 3.50%, 9/16/16	EUR	2,600	3,790,959
Cie de Financement Foncier SA 4.125%, 10/25/17		10,000	15,128,759
Credit Agricole Home Loan SFH 2.875%, 9/09/16(a)		5,300	7,601,745
Danske Bank AS 4.125%, 11/26/19		2,350	3,644,524
Societe Generale SFH 1.00%, 12/19/17		100	135,051
3.25%, 6/06/16(a)		4,000	5,777,611

Total Covered Bonds (cost $73,345,738)			81,984,009

INFLATION-LINKED SECURITIES – 2.0%
United States – 2.0%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS)	U.S.$	323	331,251
2.50%, 7/15/16 (TIPS)		59,338	65,476,022

Total Inflation-Linked Securities (cost $64,697,927)			65,807,273

EMERGING MARKETS – CORPORATE BONDS – 1.7%
Industrial – 1.7%
Basic – 0.3%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		868	775,415
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(a)(c)		3,334	3,226,749
Vedanta Resources PLC 8.75%, 1/15/14(a)(c)		8,139	8,261,085

			12,263,249

Capital Goods – 0.4%
Cemex Espana Luxembourg 9.875%, 4/30/19(a)(d)		1,554	1,740,480
Cemex SAB de CV 7.25%, 1/15/21(a)		4,049	4,038,877
Ferreycorp SAA 4.875%, 4/26/20(a)		1,007	917,015

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)	U.S.$	2,075	$2,145,031
Grupo KUO SAB de CV 6.25%, 12/04/22(a)		953	920,637
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)		3,500	3,353,000

			13,115,040

Communications – Telecommunications – 0.2%
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(a)		5,000	5,787,500

Consumer Cyclical - Retailers – 0.2%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)		6,500	6,451,250

Consumer Non-Cyclical – 0.5%
Cosan Luxembourg SA 5.00%, 3/14/23(a)		2,190	1,979,779
9.50%, 3/14/18(a)	BRL	5,203	2,103,265
ESAL GmbH 6.25%, 2/05/23(a)	U.S.$	712	626,832
Hypermarcas SA 6.50%, 4/20/21(a)		4,800	4,860,000
Marfrig Holding Europe BV 11.25%, 9/20/21(a)		3,155	3,107,675
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(a)		4,000	3,010,000

			15,687,551

Energy – 0.1%
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(a)		3,145	2,863,816

Total Emerging Markets – Corporate Bonds (cost $57,643,111)			56,168,406

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 1.6%
United States – 1.6%
Broward Cnty FL Arpt System Revenue (Fort Lauderdale Hollywood Intl Arpt Fl) Series 2012Q 5.00%, 10/01/42		40	40,259
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47		5,350	4,000,463

34	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

California GO 7.625%, 3/01/40	U.S.$	30	$39,224
7.95%, 3/01/36		10,685	12,371,734
City Public Service Board of San Antonio 5.00%, 2/01/43		40	41,507
Contra Costa Community College District 5.00%, 8/01/38		40	41,831
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47		6,495	4,516,038
Illinois GO 7.35%, 7/01/35		4,440	4,721,052
Metropolitan Trnsp Auth NY Series 2013A 5.00%, 11/15/38		45	45,719
New Jersey State Turnpike Authority Series 2013A 5.00%, 1/01/38		5,000	5,131,450
San Diego Unified School District Series 2013C 5.00%, 7/01/35		5,000	5,267,750
Texas Transp Comm (Texas St Hwy Fund First Tier) Series 2010B 5.178%, 4/01/30		3,400	3,734,356
Tobacco Settlement Auth IA Series 2005C 5.625%, 6/01/46		5,100	4,078,572
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48		6,460	4,891,189
Tobacco Settlement Fin Corp. NJ Series 2007-1A 5.00%, 6/01/41		2,585	1,844,734
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47		2,810	1,806,296
University of Massachusetts Building Authority Series 2013-1 5.00%, 11/01/39		40	41,779

Total Local Governments – Municipal Bonds (cost $53,764,006)			52,613,953

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	35

Portfolio of Investments

Company		Shares	U.S. $ Value

PREFERRED STOCKS – 1.2%
Financial Institutions – 1.1%
Banking – 0.4%
Goldman Sachs Group, Inc. (The) Series J 5.50%		174,675	$3,919,707
PNC Financial Services Group, Inc. (The) 6.125%		325,000	8,203,000

			12,122,707

Insurance – 0.6%
Mt. Logan Re Ltd. Zero Coupon(h)		18,100	18,865,368

REITS – 0.1%
Sabra Health Care REIT, Inc. 7.125%		194,150	4,649,892

			35,637,967

Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
Ventas Realty LP/Ventas Capital Corp. 5.45%		227,075	4,913,676

Total Preferred Stocks (cost $41,122,500)			40,551,643

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 1.0%
Croatia – 0.2%
Croatia Government International Bond 6.375%, 3/24/21(a)	U.S.$	5,340	5,514,885

Indonesia – 0.5%
Republic of Indonesia 5.25%, 1/17/42(a)(c)		11,149	9,448,778
7.75%, 1/17/38(a)		5,568	6,319,680

			15,768,458

Poland – 0.1%
Poland Government International Bond 6.375%, 7/15/19		3,000	3,501,000

Qatar – 0.2%
Qatar Government International Bond 4.50%, 1/20/22(a)		7,036	7,501,783

Total Governments – Sovereign Bonds (cost $32,237,407)			32,286,126

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Indonesia – 0.3%
Pertamina Persero PT 6.00%, 5/03/42(a)		8,000	6,483,327

36	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)	U.S.$	4,074	$3,890,670

			10,373,997

South Korea – 0.2%
Korea National Oil Corp. 3.125%, 4/03/17(a)		8,000	8,223,552

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 5.50%, 3/01/22(a)		7,800	8,521,500

Total Quasi-Sovereigns (cost $27,697,894)			27,119,049

BANK LOANS – 0.5%
Industrial – 0.5%
Basic – 0.1%
FMG Resources (August 2006) Pty. Ltd. (FMG America Finance, Inc.) 5.25%, 10/18/17(d)		1,906	1,910,171

Capital Goods – 0.1%
ClubCorp Club Operations, Inc. 4.00%, 7/24/20(d)		2,946	2,949,957

Communications - Media – 0.0%
Clear Channel Communications, Inc. 3.83%, 1/29/16(d)		310	291,442

Consumer Cyclical - Other – 0.0%
Las Vegas Sands, LLC 2.68%, 11/23/16(d)		739	737,266

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corporation 4.25%, 2/23/17(d)		868	868,147
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(d)		993	998,286

			1,866,433

Consumer Non-Cyclical – 0.1%
Air Medical Group Holdings, Inc. 6.50%, 6/30/18(d)		2,456	2,499,425

Energy – 0.0%
CITGO Petroleum Corporation 9.00%, 6/24/17(d)		1,269	1,291,317

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.0%
Gardner Denver, Inc. 4.25%, 7/30/20(d)	U.S.$	1,650	$1,632,378

Services – 0.1%
Supervalu, Inc. 5.00%, 3/21/19(d)		4,221	4,205,274

Technology – 0.0%
Avaya, Inc. 4.76%, 10/26/17(d)		158	141,533

Total Bank Loans (cost $17,334,959)			17,525,196

GOVERNMENTS – SOVEREIGN AGENCIES – 0.5%
Germany – 0.2%
Commerzbank AG 8.125%, 9/19/23(a)		5,977	6,096,540
Landwirtschaftliche Rentenbank 5.125%, 2/01/17		5	5,682

			6,102,222

Norway – 0.2%
Eksportfinans ASA 2.00%, 9/15/15		442	430,950
2.375%, 5/25/16		5,271	5,099,692

			5,530,642

Russia – 0.1%
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(a)		2,936	3,156,200

Total Governments – Sovereign Agencies (cost $14,057,814)			14,789,064

SUPRANATIONALS – 0.1%
European Investment Bank 7.25%, 2/22/15 (cost $2,819,074)	IDR	24,700,000	2,015,149

ASSET-BACKED SECURITIES – 0.0%
Autos - Fixed Rate – 0.0%
Ally Auto Receivables Trust Series 2013-SN1, Class A3 0.72%, 5/20/16	U.S.$	65	65,039
AmeriCredit Automobile Receivables Trust Series 2012-4, Class A2 0.49%, 4/08/16		41	40,692

38	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-1, Class A2 0.49%, 6/08/16	U.S.$	30	$30,219
Series 2013-3, Class A3 0.92%, 4/09/18		80	79,966
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		35	35,198
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		80	80,174
CFC LLC Series 2013-1A, Class A 1.65%, 7/17/17(a)		28	27,890
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		30	29,926
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		16	16,396
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		30	29,985
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)		20	19,797
Nissan Auto Lease Trust Series 2012-B, Class A2A 0.45%, 6/15/15		19	19,489
Santander Drive Auto Receivables Trust Series 2013-3, Class C 1.81%, 4/15/19		40	39,293
Series 2013-4, Class A3 1.11%, 12/15/17		95	95,152
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		26	26,046
Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A3 1.22%, 6/22/15		27	27,376
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		55	55,142

			717,780

Credit Cards - Fixed Rate – 0.0%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		100	100,132

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21	U.S.$	30	$29,999

			130,131

Autos - Floating Rate – 0.0%
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.882%, 2/15/17(a)(d)		105	106,927

Other ABS - Fixed Rate – 0.0%
CNH Equipment Trust Series 2013-C, Class A2 0.63%, 1/17/17		65	65,020

Total Asset-Backed Securities (cost $1,018,051)			1,019,858

		Notional Amount (000)
OPTIONS PURCHASED – CALLS – 0.0%
Options on Forward Contracts – 0.0%
CAD/USD Expiration: Dec 2013, Exercise Price: CAD 1.06(i)	CAD	95,750	402,502
CAD/USD Expiration: Dec 2013, Exercise Price: CAD 1.06(i)		92,700	389,681
CAD/USD Expiration: Dec 2013, Exercise Price: CAD 1.10(i)		95,750	58,749
CAD/USD Expiration: Dec 2013, Exercise Price: CAD 1.10(i)		92,700	56,877

Total Options Purchased – Calls (premiums paid $1,761,194)			907,809

		Principal Amount (000)
AGENCIES – 0.0%
Federal National Mortgage Association 6.25%, 5/15/29	U.S.$	95	121,588
6.625%, 11/15/30		150	200,498
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		225	191,032

Total Agencies (cost $511,957)			513,118

40	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 6.2%
Investment Companies – 6.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(j) (cost $199,507,041)	U.S.$	199,507,041	$199,507,041

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman 0.019%, 10/01/13	EUR	1	984
0.422%, 10/01/13	NOK	1	88
Citibank, London 0.005%, 10/01/13	JPY	19,575	199,490
JPMorgan Chase, Nassau 0.030%, 10/01/13	U.S.$	1,684	1,683,653

Total Time Deposits (cost $1,884,215)			1,884,215

Total Short-Term Investments (cost $201,391,256)			201,391,256

Total Investments – 108.1% (cost $3,451,646,051)			3,532,005,726
Other assets less liabilities – (8.1)%			(265,714,542)

Net Assets – 100.0%			$3,266,291,184

FUTURES (See Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Japanese 10 Yr Bond Futures (TSE)	33	December 2013	$47,985,045	$48,384,557	$399,512

Sold Contracts
U.S. 10 Yr T-Note Futures (CBT)	518	December 2013	64,047,814	65,470,342	(1,422,528)
U.S. Long Bond Futures (CBT)	2,099	December 2013	273,690,898	279,954,126	(6,263,228)

					$(7,286,244)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	41

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc.	PLN	7,026	USD	2,205	10/10/13	$(44,207)
Barclays Capital Inc.	IDR	51,401,158	USD	4,375	10/11/13	(77,174)
Barclays Capital Inc.	EUR	15,000	USD	20,025	11/08/13	(269,316)
BNP Paribas SA	JPY	3,343,024	USD	33,604	10/11/13	(407,627)
BNP Paribas SA	AUD	168,646	USD	156,692	10/25/13	(378,518)
BNP Paribas SA	USD	1,679	AUD	1,800	10/25/13	(2,579)
BNP Paribas SA	GBP	276,065	USD	438,633	11/08/13	(8,153,310)
Brown Brothers Harriman & Co.	USD	28	SEK	184	10/18/13	811
Brown Brothers Harriman & Co.	CZK	697,311	USD	35,884	10/24/13	(844,908)
Brown Brothers Harriman & Co.	USD	15,704	CZK	298,704	10/24/13	29,241
Brown Brothers Harriman & Co.	EUR	11,163	USD	15,101	11/08/13	(1,679)
Brown Brothers Harriman & Co.	SGD	2	USD	1	11/15/13	(5)
Citibank	PEN	27,859	USD	10,152	10/31/13	186,830
Citibank	EUR	352,790	USD	471,047	11/08/13	(6,271,349)
Deutsche Bank	USD	19,853	CZK	384,080	10/24/13	377,012
Deutsche Bank	GBP	3,350	USD	5,383	11/08/13	(38,641)
Goldman Sachs	NOK	197,482	USD	32,488	10/18/13	(332,769)
Goldman Sachs	MXN	224,389	USD	17,382	11/15/13	304,496
HSBC Securities Inc.	USD	41,550	GBP	25,961	11/08/13	465,640
JPMorgan Chase Bank	CAD	26,828	USD	25,576	10/17/13	(458,864)
Royal Bank of Canada	CAD	111,010	USD	107,852	10/17/13	120,785
Royal Bank of Scotland	MXN	433,311	USD	33,711	11/15/13	733,452
Royal Bank of Scotland	NZD	2,081	USD	1,702	11/15/13	(21,729)
Standard Chartered Bank	IDR	186,426,064	USD	16,645	10/11/13	499,233
Standard Chartered Bank	USD	18,337	IDR	209,219,668	10/11/13	(216,463)
UBS Securities LLC	BRL	30,724	USD	13,245	10/02/13	(617,802)
UBS Securities LLC	USD	13,758	BRL	30,724	10/02/13	105,187
UBS Securities LLC	JPY	2,442,515	USD	24,507	10/11/13	(342,661)
UBS Securities LLC	USD	4,989	JPY	493,503	10/11/13	31,764
UBS Securities LLC	BRL	15,362	USD	6,820	11/04/13	(53,216)

						$(15,678,366)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price	Expiration Date	Notional Amount (000)	Premiums Received	U.S. $ Value
Call – CAD vs. USD	CAD 1.08	12/11/2013	CAD 185,400	$579,375	$(265,487)
Call – CAD vs. USD	1.08	12/11/2013	191,500	647,199	(274,222)

				$1,226,574	$(539,709)

42	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Agent/ Exchange	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	$193,770	8/08/15	3 Month LIBOR	0.48%	$226,413
Morgan Stanley & Co. LLC/(CME)	339,200	8/08/18	1.56%	3 Month LIBOR	(1,838,778)
Morgan Stanley & Co. LLC/(CME)	145,430	8/08/23	3 Month LIBOR	2.82%	1,563,936

					$(48,429)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate		Maturity	U.S. $ Value at September 30, 2013
Barclays Capital Inc.†	(0.50	)%*	—	$1,126,498
Barclays Capital Inc.†	(0.50	)%*	—	409,635
Credit Suisse Securities (USA) LLC†	(0.75	)%*	—	3,186,729
Credit Suisse Securities (USA) LLC†	(0.50	)%*	—	2,875,811
Credit Suisse Securities (USA) LLC†	0.00%		—	4,600,000
Deutsche Bank Securities Inc.†	(1.00	)%*	—	509,547
JPMorgan Chase Bank, NA†	(0.50	)%*	—	489,239
JPMorgan Chase Bank, NA†	(0.50	)%*	—	457,201
JPMorgan Chase Bank, NA†	(0.25	)%*	—	677,156
JPMorgan Chase Bank, NA	(0.25	)%*	10/07/13	496,174
JPMorgan Chase Bank, NA	(0.15	)%*	10/09/13	634,302

				$15,462,292

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2013

*	Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate market value of these securities amounted to $1,003,935,847 or 30.7% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,649,440.

(c)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $15,002,631.

(d)	Floating Rate Security. Stated interest rate was in effect at September 30, 2013.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2013.

(f)	Variable rate coupon, rate shown as of September 30, 2013.

(g)	IO – Interest Only

(h)	Illiquid security.

(i)	Non-income producing security.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	43

Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CZK – Czech Koruny

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed     Securities

CME - Chicago Mercantile Exchange

FHLMC – Federal Home Loan Mortgage     Corporation

GO – General Obligation

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

TSE – Tokyo Stock Exchange

See notes to financial statements.

44	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,252,139,010)	$3,332,498,685
Affiliated issuers (cost $199,507,041)	199,507,041
Cash	15,009
Cash held at broker	8,291,670	(a)
Foreign currencies, at value (cost $1,257)	1,258
Receivable for investment securities sold	103,439,074
Dividends and interest receivable	28,961,502
Receivable for capital stock sold	10,161,631
Unrealized appreciation of forward currency exchange contracts	2,854,451
Receivable for variation margin on futures	119,896
Other assets	347,309

Total assets	3,686,197,526

Liabilities
Payable for investment securities purchased	371,258,686
Unrealized depreciation of forward currency exchange contracts	18,532,817
Payable for reverse repurchase agreements	15,462,292
Payable for capital stock redeemed	10,315,033
Advisory fee payable	1,221,302
Dividends payable	877,129
Distribution fee payable	713,544
Options written, at value (premiums received $1,226,574)	539,709
Cash collateral received from broker	360,000
Transfer Agent fee payable	73,270
Payable for variation margin on centrally cleared swaps	37,373
Administrative fee payable	13,171
Accrued expenses and other liabilities	502,016

Total liabilities	419,906,342

Net Assets	$3,266,291,184

Composition of Net Assets
Capital stock, at par	$395,558
Additional paid-in capital	3,244,868,787
Undistributed net investment income	3,224,733
Accumulated net realized loss on investment and foreign currency transactions	(40,440,635)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	58,242,741

	$3,266,291,184

(a)	Amount represents margin requirements for centrally cleared swaps and open futures outstanding at September 30, 2013.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	45

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,341,874,423	162,519,454	$8.26	*

B	$22,978,225	2,782,292	$8.26

C	$472,067,949	56,994,917	$8.28

Advisor	$1,077,452,054	130,605,573	$8.25

R	$46,513,761	5,636,873	$8.25

K	$13,851,255	1,678,682	$8.25

I	$291,553,517	35,340,405	$8.25

*	The maximum offering price per share for Class A shares was $8.63, which reflects a sales charge of 4.25%.

See notes to financial statements.

46	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2013

Investment Income
Interest	$110,354,494
Dividends
Unaffiliated issuers	882,979
Affiliated issuers	78,159
Other fee income	34,691	$111,350,323

Expenses
Advisory fee (see Note B)	16,818,633
Distribution fee—Class A	4,557,337
Distribution fee—Class B	315,052
Distribution fee—Class C	5,598,251
Distribution fee—Class R	223,601
Distribution fee—Class K	31,652
Transfer agency—Class A	1,675,555
Transfer agency—Class B	37,672
Transfer agency—Class C	625,548
Transfer agency—Advisor Class	1,129,544
Transfer agency—Class R	114,677
Transfer agency—Class K	21,517
Transfer agency—Class I	169,168
Custodian	282,611
Registration fees	254,835
Printing	227,526
Audit	73,077
Directors’ fees	58,803
Administrative	50,727
Legal	39,465
Miscellaneous	106,315

Total expenses before interest expense	32,411,566
Interest expense	443,994

Total expenses		32,855,560

Net investment income		78,494,763

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(70,891,404)
Swaps		(2,426,519)
Futures		37,904,020
Options written		1,093,479
Unfunded loan commitments		676,500
Foreign currency transactions		21,435,757
Net change in unrealized appreciation/depreciation of:
Investments		(88,956,572)
Swaps		383,343
Futures		(7,002,924)
Options written		686,865
Unfunded loan commitments		(379,250)
Foreign currency denominated assets and liabilities		(16,770,304)

Net loss on investment and foreign currency transactions		(124,247,009)

Net Decrease in Net Assets from Operations		$(45,752,246)

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	47

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended September 30, 2013	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$78,494,763	$80,404,041
Net realized gain (loss) on investment and foreign currency transactions	(12,208,167)	85,571,186
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(112,038,842)	57,173,960
Contributions from Adviser (see Note B)	– 0	–	248

Net increase (decrease) in net assets from operations	(45,752,246)	223,149,435
Dividends and Distributions to Shareholders from
Net investment income
Class A	(34,760,445)	(60,916,058)
Class B	(497,922)	(1,509,134)
Class C	(8,844,386)	(19,333,094)
Advisor Class	(26,574,959)	(32,009,021)
Class R	(869,785)	(1,013,849)
Class K	(288,622)	(190,925)
Class I	(6,955,444)	(7,193,201)
Net realized gain on investment and foreign currency transactions
Class A	(15,591,322)	– 0	–
Class B	(357,717)	– 0	–
Class C	(5,901,970)	– 0	–
Advisor Class	(9,610,939)	– 0	–
Class R	(417,637)	– 0	–
Class K	(117,245)	– 0	–
Class I	(2,429,213)	– 0	–
Capital Stock Transactions
Net increase	49,742,141	145,049,454
Proceeds from third party service providers (see Note E)	347,309	– 0	–

Total increase (decrease)	(108,880,402)	246,033,607
Net Assets
Beginning of period	3,375,171,586	3,129,137,979

End of period (including undistributed net investment income of $3,224,733 and distributions in excess of net investment income of $23,730,603, respectively)	$3,266,291,184	$3,375,171,586

See notes to financial statements.

48	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Global Bond Fund, Inc. (the “Fund”), was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	49

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of

50	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability (including those valued based on their market values as a described in Note A.1 above). Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	51

Notes to Financial Statements

may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

52	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2013:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,548,808,948		$	– 0	–	$1,548,808,948
Corporates – Investment Grades		– 0	–	778,781,409			– 0	–	778,781,409
Mortgage Pass-Throughs		– 0	–	276,226,570			– 0	–	276,226,570
Corporates – Non-Investment Grades		– 0	–	155,727,268			– 0	–	155,727,268
Commercial Mortgage-Backed Securities		– 0	–	76,786,900			18,768,945		95,555,845
Collateralized Mortgage Obligations		– 0	–	5,877,936			76,335,841		82,213,777
Covered Bonds		– 0	–	81,984,009			– 0	–	81,984,009
Inflation-Linked Securities		– 0	–	65,807,273			– 0	–	65,807,273
Emerging Markets – Corporate Bonds		– 0	–	56,168,406			– 0	–	56,168,406
Local Governments – Municipal Bonds		– 0	–	52,613,953			– 0	–	52,613,953
Preferred Stocks		21,686,275		– 0	–		18,865,368		40,551,643
Governments – Sovereign Bonds		– 0	–	32,286,126			– 0	–	32,286,126
Quasi-Sovereigns		– 0	–	27,119,049			– 0	–	27,119,049
Bank Loans		– 0	–	– 0	–		17,525,196		17,525,196
Governments – Sovereign Agencies		– 0	–	14,789,064			– 0	–	14,789,064
Supranationals		– 0	–	2,015,149			– 0	–	2,015,149
Asset-Backed Securities		– 0	–	954,838			65,020		1,019,858
Options Purchased – Calls		– 0	–	907,809			– 0	–	907,809
Agencies		– 0	–	513,118			– 0	–	513,118
Short-Term Investments:
Short-Term Investments		199,507,041		– 0	–		– 0	–	199,507,041
Time Deposits		– 0	–	1,884,215			– 0	–	1,884,215

Total Investments in Securities		221,193,316		3,179,252,040			131,560,370		3,532,005,726
Other Financial Instruments*:
Assets
Centrally Cleared Interest Rate Swaps		– 0	–	1,790,349			– 0	–	1,790,349	†
Futures		399,512		– 0	–		– 0	–	399,512	†
Forward Currency Exchange Contracts		– 0	–	2,854,451			– 0	–	2,854,451
Liabilities
Centrally Cleared Interest Rate Swaps		– 0	–	(1,838,778)			– 0	–	(1,838,778	)†
Futures		(7,685,756)		– 0	–		– 0	–	(7,685,756	)†
Forward Currency Exchange Contracts		– 0	–	(18,532,817)			– 0	–	(18,532,817)
Written Options		– 0	–	(539,709)			– 0	–	(539,709)

Total^		$213,907,072		$3,162,985,536			$131,560,370		$3,508,452,978

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include written options which are valued at market value.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	53

Notes to Financial Statements

†	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were di minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations		Preferred Stocks			Bank Loans
Balance as of 9/30/12	$10,334,820		$8,009,155		$	– 0	–	$25,352,625
Accrued discounts/(premiums)	29,816		633,100			– 0	–	169,252
Realized gain (loss)	1,908,170		225,904			– 0	–	(98,141)
Change in unrealized appreciation/depreciation	(728,247)		77,892			765,368		167,678
Purchases	8,650,512		75,280,817			18,100,000		18,361,713
Sales	(12,076,194)		(9,498,634)			– 0	–	(26,427,931)
Transfers into Level 3	10,650,068		1,607,607			– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–	– 0	–

Balance as of 9/30/13+	$18,768,945		$76,335,841			$18,865,368		$17,525,196

Net change in unrealized appreciation/depreciation from investments held as of 9/30/13**	$(271,445)		$269,196			$765,368		$140,755

54	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

	Supranationals			Asset-Backed Securities			Unfunded Loan Commitment			Total
Balance as of 9/30/12		$2,817,043		$	– 0	–		$(297,250)		$46,216,393
Accrued discounts/ (premiums)		76,048			– 0	–		– 0	–	908,216
Realized gain (loss)		(231,635)			– 0	–		676,500		2,480,798
Change in unrealized										– 0	–
appreciation/										– 0	–
depreciation		190,398			20			(379,250)		93,859
Purchases		– 0	–		65,000			– 0	–	120,458,042
Sales		(2,851,854)			– 0	–		– 0	–	(50,854,613)
Transfers into Level 3		– 0	–		– 0	–		– 0	–	12,257,675
Transfers out of Level 3		– 0	–		– 0	–		– 0	–	– 0	–

Balance as of 9/30/13+	$	– 0	–		$65,020		$	– 0	–	$131,560,370

Net change in unrealized appreciation/depreciation from investments held as of 9/30/13**	$	– 0	–		$20		$	– 0	–	$903,894

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at September 30, 2013:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 9/30/2013	Valuation Technique	Unobservable Input	Range/ Weighted Average
Commercial Mortgage-Backed Securities	$18,768,945	Third Party Vendor	Evaluated Quotes	$ $	94.18-$112.47/ 100.43

Collateralized Mortgage Obligations	$76,335,841	Third Party Vendor	Evaluated Quotes	$ $	42.93-$94.54/ 83.13

Preferred Stocks	$18,865,368	Practical Expedient	NAV		$1,042.29/ N/A

Bank Loans	$17,525,196	Third Party Vendor	Vendor Quotes	$ $	89.41-$101.75/ 100.07

Asset-Backed Securities	$65,020	Third Party Vendor	Evaluated Quotes		$100.03/ N/A

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	55

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

56	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	57

Notes to Financial Statements

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 31, 2012.

For the year ended September 30, 2012, the Adviser reimbursed the fund $248 for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2013, such fee amounted to $50,727.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $1,087,891 for the year ended September 30, 2013.

For the year ended September 30, 2013, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $62,629 from the sale of Class A shares and received $16,339, $2,969 and $40,540 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2013.

58	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended September 30, 2013 is as follows:

Market Value September 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2013 (000)	Dividend Income (000)
$ 86,151	$2,178,762	$2,065,406	$199,507	$78

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. For the period October 1, 2009 through July 1, 2012, with respect to Class K shares, payments to the Distributor were voluntarily limited to .10% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $25,336,453, $13,041,486, $263,580 and $60,758 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	59

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2013, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,450,879,469	$2,444,939,885
U.S. government securities	4,356,421,093	4,592,617,760

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, swaps and futures) are as follows:

Cost	$3,453,055,613

Gross unrealized appreciation	$122,222,260
Gross unrealized depreciation	(43,272,147)

Net unrealized appreciation	$78,950,113

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar

60	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

During the year ended September 30, 2013, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2013, the Fund held futures for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	61

Notes to Financial Statements

below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2013, the Fund held purchased options for hedging purposes.

During the year ended September 30, 2013, the Fund held written options for hedging purposes.

62	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

For the year ended September 30, 2013, the Fund had the following transactions in written options:

	Notional Amount (000)		Premiums Received
Options written outstanding as of 9/30/12	– 0	–	$	– 0	–
Options written	6,208,472,832			6,297,561
Options expired	(192,703,832)			(2,762,019)
Options bought back	(5,638,869,000)			(2,308,968)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 9/30/13	376,900,000			$1,226,574

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	63

Notes to Financial Statements

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2013, the Fund held interest rate swaps for hedging purposes.

64	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2013, the Fund had OTC derivatives in liability positions with net asset contingent features in the amount of $17,746,175. The fair value of assets pledged as collateral by the Fund for such derivatives was $1,649,440 at September 30, 2013. If a trigger event had occurred at September 30, 2013, for those derivatives in a net liability position, an additional amount of $16,612,725 would be required to be posted by the Fund since the aggregate fair value of the required collateral posted was less than the settlement amounts of open derivative contracts.

At September 30, 2013 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$399,512	*	Receivable/ Payable for variation margin on futures	$7,685,756	*

Interest rate contracts	Receivable/ Payable for variation margin on centrally cleared swaps	1,790,349	*	Receivable/ Payable for variation margin on centrally cleared swaps	1,838,778	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	2,854,451		Unrealized depreciation of forward currency exchange contracts	18,532,817

Foreign exchange contracts	Investments in securities, at value	907,809

Foreign exchange contracts				Options written, at value	539,709

Total		$5,952,121			$28,597,060

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivative contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	65

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	$(2,426,519)	$383,343

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation of futures	37,904,020	(7,002,924)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(669,218)	340,728

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	33,415,287	(16,860,720)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(1,153,369)	(920,430)

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,093,480	686,865

Total		$68,163,681	$(23,373,138)

66	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the year ended September 30, 2013:

Centrally Cleared Swaps:
Average monthly notional amount.	$678,400,000	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$192,138,763
Average principal amount of sale contracts	$1,739,814,848

Futures:
Average notional amount of buy contracts	$107,353,724
Average notional amount of sale contracts	$340,116,323

Interest Rate Swaps:
Average monthly notional amount.	$731,137,453	(b)

Purchased Option Contracts:
Average monthly cost of sale contracts	$1,278,750	(c)

(a)	Positions were open two months during the year.

(b)	Positions were open ten months during the year.

(c)	Positions were open eleven months during the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. During the year ended September 30, 2013, the Fund did not engage in dollar rolls.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	67

Notes to Financial Statements

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2013, the average amount of reverse repurchase agreements outstanding was $332,000,306 and the daily weighted average interest rate was 0.03%.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2013, the Fund had no unfunded loan commitments outstanding.

As of September 30, 2013, the Fund had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Hudson Bay, LIBOR + 7.00%, 8/15/14	$7,500,000	$	– 0	–

68	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

For the year ended September 30, 2013 the Fund received commitment fees or additional funding fees during the period in the amount of $34,691.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class A
Shares sold	34,668,794	40,915,477	$296,290,675	$345,904,123

Shares issued in reinvestment of dividends and distributions	4,272,518	5,080,136	36,525,357	42,733,688

Shares converted from Class B	830,992	1,295,657	7,084,270	10,949,412

Shares redeemed	(60,302,711)	(58,158,836)	(511,778,567)	(490,010,855)

Net decrease	(20,530,407)	(10,867,566)	$(171,878,265)	$(90,423,632)

Class B
Shares sold	119,224	268,083	$1,021,558	$2,261,557

Shares issued in reinvestment of dividends and distributions	78,544	134,211	673,277	1,111,366

Shares converted to Class A	(830,933)	(1,295,386)	(7,084,270)	(10,949,412)

Shares redeemed	(1,018,830)	(1,211,215)	(8,679,980)	(10,179,644)

Net decrease	(1,651,995)	(2,104,307)	$(14,069,415)	$(17,756,133)

Class C
Shares sold	5,389,706	8,651,582	$46,424,036	$73,344,881

Shares issued in reinvestment of dividends and distributions	1,358,067	1,725,497	11,662,048	14,537,286

Shares redeemed	(19,899,628)	(13,540,234)	(169,542,933)	(114,792,143)

Net decrease	(13,151,855)	(3,163,155)	$(111,456,849)	$(26,909,976)

Advisor Class
Shares sold	76,435,030	55,151,923	$649,972,225	$464,352,143

Shares issued in reinvestment of dividends and distributions	3,194,715	2,658,921	$27,249,660	$22,385,411

Shares redeemed	(53,459,031)	(31,197,580)	(451,037,530)	(263,601,096)

Net increase	26,170,714	26,613,264	$226,184,355	$223,136,458

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	69

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class R
Shares sold	2,582,042	2,301,959	$22,098,892	$19,474,331

Shares issued in reinvestment of dividends and distributions	152,771	118,096	1,303,803	993,062

Shares redeemed	(1,552,157)	(737,664)	(13,218,851)	(6,247,432)

Net increase	1,182,656	1,682,391	$10,183,844	$14,219,961

Class K
Shares sold	795,160	1,062,742	$6,794,826	$8,943,334

Shares issued in reinvestment of dividends and distributions	47,572	21,848	405,737	184,716

Shares redeemed	(316,648)	(94,898)	(2,688,167)	(802,894)

Net increase	526,084	989,692	$4,512,396	$8,325,156

Class I
Shares sold	14,586,382	3,597,117	$125,228,480	$30,362,827

Shares issued in reinvestment of dividends and distributions	1,112,884	851,977	9,486,644	7,160,935

Shares redeemed	(3,329,735)	(361,600)	(28,449,049)	(3,066,142)

Net increase	12,369,531	4,087,494	$106,266,075	$34,457,620

For the year ended September 30, 2013, third party vendors reimbursed the Fund $347,309 for losses incurred due to a trade entry error. This amount is presented in the Fund’s statement of changes in net assets.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

70	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	71

Notes to Financial Statements

investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$78,953,070	$122,165,282
Long-term capital gains	34,264,536	– 0	–

Total distributions paid	$113,217,606	$122,165,282

72	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

As of September, 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$12,297,895
Accumulated capital and other losses	(71,025,016	)(a)
Unrealized appreciation/(depreciation)	80,631,088	(b)

Total accumulated earnings/(deficit)	$21,903,967	(c)

(a)	As of September 30, 2013, the cumulative deferred loss on straddles was $25,187,198.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These postenactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2013, the Fund had a net capital loss carryforward of $45,837,818 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 45,837,818	n/a	No expiration

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, reclassifications of foreign currency, paydown gain/loss, and the tax treatment of gains/losses on certain derivatives resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to disclosures about offsetting

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	73

Notes to Financial Statements

assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

74	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.64	$ 8.38	$ 8.50	$ 7.87	$ 7.39

Income From Investment Operations
Net investment income(a)	.19	.22	(b)	.32	(b)	.32	(b)	.40	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	.37	(.12)	.63	.60
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.10)	.59	.20	.95	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.33)	(.32)	(.32)	(.40)
Distributions from net realized gain on investment and foreign currency transactions	(.09)	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.28)	(.33)	(.32)	(.32)	(.52)

Net asset value, end of period	$ 8.26	$ 8.64	$ 8.38	$ 8.50	$ 7.87

Total Return
Total investment return based on net asset value(d)	(1.21	)%*	7.19%	2.37%	12.38%	14.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,341,874	$1,581,096	$1,624,399	$1,744,323	$1,367,036
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	.94%	.92%	.91%	.98	%(f)	.93%
Expenses, before waivers/ reimbursements(e)	.94%	.93%	.95%	1.02	%(f)	1.00%
Net investment income	2.28%	2.55	%(b)	3.80	%(b)	3.98	%(b)(f)	5.65	%(b)
Portfolio turnover rate	179%	94%	65%	69%	91%

See footnote summary on page 82.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.64	$ 8.38	$ 8.51	$ 7.88	$ 7.39

Income From Investment Operations
Net investment income(a)	.14	.15	(b)	.26	(b)	.27	(b)	.35	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.30)	.37	(.13)	.63	.61
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.16)	.52	.13	.90	.96

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.26)	(.26)	(.27)	(.35)
Distributions from net realized gain on investment and foreign currency transactions	(.09)	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.22)	(.26)	(.26)	(.27)	(.47)

Net asset value, end of period	$ 8.26	$ 8.64	$ 8.38	$ 8.51	$ 7.88

Total Return
Total investment return based on net asset value(d)	(1.91	)%*	6.39%	1.55%	11.60%	14.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,978	$38,310	$54,784	$80,989	$98,925
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	1.65%	1.64%	1.61%	1.68	%(f)	1.63%
Expenses, before waivers/ reimbursements(e)	1.65%	1.67%	1.68%	1.76	%(f)	1.73%
Net investment income	1.59%	1.82	%(b)	3.11	%(b)	3.34	%(b)(f)	4.95	%(b)
Portfolio turnover rate	179%	94%	65%	69%	91%

See footnote summary on page 82.

76	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.66	$ 8.40	$ 8.53	$ 7.90	$ 7.41

Income From Investment Operations
Net investment income(a)	.14	.16	(b)	.26	(b)	.27	(b)	.35	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.30)	.37	(.13)	.63	.61
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.16)	.53	.13	.90	.96

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.27)	(.26)	(.27)	(.35)
Distributions from net realized gain on investment and foreign currency transactions	(.09)	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.22)	(.27)	(.26)	(.27)	(.47)

Net asset value, end of period	$ 8.28	$ 8.66	$ 8.40	$ 8.53	$ 7.90

Total Return
Total investment return based on net asset value(d)	(1.90	)%*	6.42%	1.53%	11.55%	13.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$472,068	$607,783	$616,000	$684,415	$526,963
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	1.64%	1.63%	1.61%	1.67	%(f)	1.63%
Expenses, before waivers/ reimbursements(e)	1.64%	1.64%	1.65%	1.73	%(f)	1.70%
Net investment income	1.58%	1.83	%(b)	3.09	%(b)	3.26	%(b)(f)	4.92	%(b)
Portfolio turnover rate	179%	94%	65%	69%	91%

See footnote summary on page 82.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.38

Income From Investment Operations
Net investment income(a)	.22	.24	(b)	.34	(b)	.34	(b)	.41	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	.37	(.13)	.64	.62
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.07)	.61	.21	.98	1.03

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.35)	(.34)	(.35)	(.42)
Distributions from net realized gain on investment and foreign currency transactions	(.09)	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.31)	(.35)	(.34)	(.35)	(.54)

Net asset value, end of period	$ 8.25	$ 8.63	$ 8.37	$ 8.50	$ 7.87

Total Return
Total investment return based on net asset value(d)	(0.92	)%*	7.51%	2.55%	12.71%	15.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,077,452	$901,342	$651,336	$457,794	$191,855
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	.64%	.63%	.61%	.66	%(f)	.64%
Expenses, before waivers/ reimbursements(e)	.64%	.64%	.65%	.72	%(f)	.69%
Net investment income	2.57%	2.86	%(b)	4.08	%(b)	4.21	%(b)(f)	5.88	%(b)
Portfolio turnover rate	179%	94%	65%	69%	91%

See footnote summary on page 82.

78	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.39

Income From Investment Operations
Net investment income(a)	.16	.19	(b)	.30	(b)	.30	(b)	.37	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	.37	(.13)	.64	.61
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.13)	.56	.17	.94	.98

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.30)	(.30)	(.31)	(.38)
Distributions from net realized gain on investment and foreign currency transactions	(.09)	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.25)	(.30)	(.30)	(.31)	(.50)

Net asset value, end of period	$ 8.25	$ 8.63	$ 8.37	$ 8.50	$ 7.87

Total Return
Total investment return based on net asset value(d)	(1.56	)%*	6.82%	2.05%	12.15%	14.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,514	$38,450	$23,205	$11,857	$2,302
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	1.29%	1.23%	1.11%	1.15	%(f)	1.15%
Expenses, before waivers/ reimbursements(e)	1.29%	1.28%	1.29%	1.35	%(f)	1.31%
Net investment income	1.93%	2.26	%(b)	3.60	%(b)	3.66	%(b)(f)	5.35	%(b)
Portfolio turnover rate	179%	94%	65%	69%	91%

See footnote summary on page 82.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.38

Income From Investment Operations
Net investment income(a)	.19	.23	(g)	.33	(b)	.32	(b)	.40	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	.37	(.14)	.64	.61
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.10)	.60	.19	.96	1.01

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.34)	(.32)	(.33)	(.40)
Distributions from net realized gain on investment and foreign currency transactions	(.09)	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.28)	(.34)	(.32)	(.33)	(.52)

Net asset value, end of period	$ 8.25	$ 8.63	$ 8.37	$ 8.50	$ 7.87

Total Return
Total investment return based on net asset value(d)	(1.22	)%*	7.30%	2.32%	12.46%	14.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,851	$9,949	$1,364	$1,261	$392
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.95%	.84%	.85%	.90	%(f)	.89%
Expenses, before waivers/reimbursements(e)	.95%	.95%	1.00%	1.06	%(f)	.98%
Net investment income	2.26%	2.70	%(g)	3.86	%(b)	3.88	%(b)(f)	5.63	%(b)
Portfolio turnover rate	179%	94%	65%	69%	91%

See footnote summary on page 82.

80	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.39

Income From Investment Operations
Net investment income(a)	.22	.24	(b)	.34	.34	(b)	.36	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	.38	(.12)	.64	.66
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.07)	.62	.22	.98	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.36)	(.35)	(.35)	(.42)
Distributions from net realized gain on investment and foreign currency transactions	(.09)	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.31)	(.36)	(.35)	(.35)	(.54)

Net asset value, end of period	$ 8.25	$ 8.63	$ 8.37	$ 8.50	$ 7.87

Total Return
Total investment return based on net asset value(d)	(0.87	)%*	7.56%	2.59%	12.77%	15.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$291,554	$198,242	$158,050	$9,931	$2,897
Ratio to average net assets of:
Expenses, net of waivers reimbursements(e)	.59%	.60%	.59%	.63	%(f)	.60%
Expenses, before waivers/reimbursements(e)	.59%	.61%	.59%	.63	%(f)	.60%
Net investment income	2.61%	2.88	%(b)	4.03%	4.17	%(b)(f)	5.88	%(b)
Portfolio turnover rate	179%	94%	65%	69%	91%

See footnote summary on page 82.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	81

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount represents less than $0.005

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Year Ended September 30,
	2013	2012	2011	2010		2009

Class A
Net of waivers/reimbursements	.93%	.90%	.90%	.90	%(f)	.90%
Before waivers/reimbursements	.93%	.91%	.94%	.95	%(f)	.97%
Class B
Net of waivers/reimbursements	1.64%	1.62%	1.60%	1.60	%(f)	1.60%
Before waivers/reimbursements	1.64%	1.65%	1.67%	1.68	%(f)	1.71%
Class C
Net of waivers/reimbursements	1.63%	1.61%	1.60%	1.60	%(f)	1.60%
Before waivers/reimbursements	1.63%	1.62%	1.64%	1.65	%(f)	1.67%
Advisor Class
Net of waivers/reimbursements	.63%	.60%	.60%	.60	%(f)	.60%
Before waivers/reimbursements	.63%	.61%	.64%	.65	%(f)	.65%
Class R
Net of waivers/reimbursements	1.28%	1.20%	1.10%	1.10	%(f)	1.10%
Before waivers/reimbursements	1.28%	1.25%	1.28%	1.29	%(f)	1.27%
Class K
Net of waivers/reimbursements	.94%	.81%	.84%	.85	%(f)	.85%
Before waivers/reimbursements	.94%	.92%	.99%	1.01	%(f)	.93%
Class I
Net of waivers/reimbursements	.58%	.58%	.58%	.57	%(f)	.54%
Before waivers/reimbursements	.58%	.59%	.58%	.57	%(f)	.54%

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Net of expenses waived by the Distributor.

*	Includes the impact of proceeds received and credited to the Fund resulting from a third party vendor reimbursement, which enhanced the performance of each share class for the year ended September 30, 2013 by 0.01%.

See notes to financial statements.

82	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Bond Fund, Inc. at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2013

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	83

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2013.

For foreign shareholders, 43.10% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. For corporate shareholders, 0.79% of dividends paid qualify for the dividends received deduction.

For the taxable year ended September 30, 2013, the Fund designates $729,278 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

84	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

2012 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	85

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

86	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, ## 81 (1992)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 71 (1992)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	87

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2008 until 2013

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011, and Intel Corporation (semi-conductors) until 2008

88	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	89

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

90	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 72 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	91

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an "interested person" of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

92	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith, 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Scott A. DiMaggio, 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Michael L. Mon, 44	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2008.

Douglas J. Peebles, 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Matthew S. Sheridan, 38	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Emilie D. Wrapp, 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2008.

Joseph J. Mantineo, 54	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2008.

Stephen M. Woetzel, 42	Controller	Vice President of ABIS,** with which he has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	93

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Global Bond Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the

1	The information in the fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Future references to the Fund do not include “AllianceBernstein.“References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

94	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSERATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2012.

Fund	Category	Advisory Fee Based on the Fund’s Average Daily Adjusted Total Assets[5]	September 30, 2012 Net Assets ($MM)
Global Bond Fund, Inc.	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$3,381.5

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $82,989 (0.001% of the Fund’s average daily net assets) for providing such services.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	95

Set forth below are the total expense ratios of the Fund for the most recent semi-annual period:6

Total Expense Ratio[7]
Fund		Net[8]		Gross		Fiscal Year
Global Bond Fund, Inc.[9]	Advisor Class A Class B Class C Class R Class K Class I	0.60 0.90 1.61 1.61 1.15 0.79 0.58	% % % % % % %	0.62 0.92 1.66 1.63 1.27 0.94 0.60	% % % % % % %	Sept. 30 (ratios as of Mar. 31, 2012).

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	Expense ratios net of waivers and reimbursements.

9	The Fund’s expense ratios shown exclude interest expenses of 0.02% for all share classes.

96	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.10 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2012 net assets.11

Fund	Net Assets 9/30/12 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Global Bond Fund, Inc.	$3,381.5	Global Plus Fixed Income Schedule 50 bp on 1st $30 million 25 bp on the balance Minimum Account Size: $25 m	0.252%	0.487%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Bond, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[12]
Global Bond Fund, Inc.	Global Bond Class A Class I (Institutional)	1.10% 0.55%

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	Class A shares of the Luxembourg fund are charged an “all-in” fee, which covers investment advisory and distribution related services.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	97

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual funds that have a somewhat similar investment style as the Fund are as follows:

Fund	ITM Mutual Fund	Fee
Global Bond Fund, Inc.	Global Income Fund Global Bond Fund Global Bond Fund 1 Global Bond Fund 2, 3	0.75% 0.54% 0.45%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Fund. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on September 30, 2012 net assets.

Fund		Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
Global Bond Fund, Inc.	Client # 1	0.15% of average daily net assets	0.150%	0.487%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

98	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank
Global Bond Fund, Inc.	0.487	0.546	1/10

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Bond Fund, Inc.	0.899	0.981	3/10	1.113	3/23

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

17	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	99

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $92,009, $12,318,460 and $196,739 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent

100	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,122,358 in net fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	101

Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3,5 and 10 year performance returns and rankings21 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2012.23

Global Bond Fund, Inc.	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.24	3.03	3.05	3/10	10/33
3 year	8.40	6.16	6.22	3/8	9/24
5 year	6.80	6.14	6.03	2/7	6/19
10 year	8.80	7.12	6.68	1/6	2/17

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings of the Fund are for the Fund’ Class A shares. It should be noted that performance returns of the Fund were provided by Lipper.

22	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

102	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmarks.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending July 31, 2012
	Annualized Performance					Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)
Global Bond Fund, Inc.	5.24	8.40	6.80	8.81	8.43	6.83	0.99	10
Barclays Capital Global Aggregate Bond Index (USD hedged)	6.94	5.46	5.75	5.05	N/A	2.78	1.11	10
Barclays Capital Global Treasury Index (USD hedged)	7.05	4.53	5.28	4.75	6.40	N/A	N/A	N/A
Inception Date: March 27, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2012.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	103

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

104	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	105

NOTES

106	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	107

NOTES

108	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

ALLIANCEBERNSTEIN GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GB-0151-0913

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Bond Fund	2012	$55,000	$500	$18,795

	2013	$55,000	$—	$18,391

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Bond Fund	2012	$637,935	$19,295
			$(500)
			$(18,795)
	2013	$391,562	$18,391
			$—
			$(18,391)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 22, 2013